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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 9, 2001

                       COVAD COMMUNICATIONS GROUP, INC.
            (Exact Name of Registrant as Specified in its Charter)

          Delaware                000-25271                77-0461529
(State or Other Jurisdiction     (Commission             (IRS Employer
     of Incorporation)           File Number)          Identification No.)


 4250 Burton Drive, Santa Clara, California                   95054
  (Address of Principal Executive Offices)                 (Zip Code)

      Registrant's telephone number, including area code: (408) 987-1000
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Item 7.     Exhibits.

     99.1 Covad Communications Group, Inc.'s Disclosure Statement in Support of First Amended Plan of Reorganization (including all exhibits thereto).

Item 9.     Regulation FD Disclosure

     In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. This Report (including the Exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

     As previously reported, on August 15, 2001, Covad Communications Group, Inc., a Delaware corporation (the "Registrant"), filed a voluntary petition for relief under Chapter 11 of the Federal bankruptcy code in the United States Bankruptcy Court for the District of Delaware (the "Court").

     On October 15, 2001, the Registrant filed with the Court a First Amended Plan of Reorganization of Covad Communications Group, Inc. dated October 14, 2001 (the "Plan"). On October 15, 2001, the Registrant filed with the Court a Disclosure Statement describing the Registrant's Plan (together with the exhibits thereto, the "Disclosure Statement").

     The Disclosure Statement was approved by the Bankruptcy Court on October 25, 2001, and the Registrant commenced mailing the Disclosure Statement to parties in interest on or about November 9, 2001 and expects that such parties in interest will begin receiving the Disclosure Statement on or about the date this Report on Form 8-K is furnished to the Securities and Exchange Commission.

     Pursuant to Regulation FD, a copy of the Disclosure Statement (including the Registrant's Plan and all exhibits thereto) is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The Registrant is furnishing the Disclosure Statement as an exhibit hereto because such Disclosure Statement is being mailed to the certain of the Registrant's security holders.

     Statements in the Disclosure Statement that are not historical facts, including those related to the Registrant's plans, liquidity needs and future operations and expected future results, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results and performance of the Registrant to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The Registrant refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those set forth and referred to under the captions "Risk Factors to be Considered" and "Disclaimers; Representations Limited." All
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forward-looking statements involve substantial risks and uncertainties beyond the Registrant's control. The Registrant undertakes no obligation to update or revise any forward-looking statement contained in the Disclosure Statement for events or circumstances after the date on which such statement is made. New factors emerge from time to time, and it is not possible for the Registrant to predict all such factors.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COVAD COMMUNICATIONS GROUP, INC.


Date:  November 13, 2001            By: /s/ Dhruv Khanna
                                        -----------------------------------
                                        Dhruv Khanna,
                                        Executive Vice President, Human
                                        Resources, General Counsel and
                                        Secretary

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                                 Exhibit Index
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Exhibit    Description
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99.1       Covad Communications Group, Inc.'s Disclosure Statement in Support of
           First Amended Plan of Reorganization (including all exhibits thereto).

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